UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 29, 2009

CHINA EDUCATION ALLIANCE, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	000-52092	56-2012361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall Harbin, People’s Republic of China	150090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-451-8233-5794

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 29, 2009, China Education Alliance, Inc., a North Carolina corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Rodman & Renshaw, LLC (the “Underwriter”) for the sale of 3,162,055 shares of the Company’s common stock, par value $0.001 per share, for a purchase price of $5.17 per share (net of discounts and commissions), which is 94% of the per share public offering price of $5.50 per share.

Under the terms of the Underwriting Agreement, the Company has granted the Underwriter an option to purchase up to an additional 474,308 shares of common stock of the Company on the same terms within 45 days from the closing date of the sale of the 3,162,055 shares to cover over-allotments, if any.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-161487) previously filed with the Securities and Exchange Commission.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the actual Underwriting Agreement, which is filed as an exhibit hereto.

Item 8.01.	Other Events.

On September 29, 2009, the Company issued a press release announcing that it had priced the public offering described in Item 1.01 of this report. The Company’s press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exh. No.                                Description

10.1	Underwriting Agreement dated as of September 29, 2009 by and between the Registrant and Rodman & Renshaw, LLC

99.1	Press Release dated as of September 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ALLIANCE, INC.

Dated: September 30, 2009	By:	/s/ Xiqun Yu
	Name:	Xiqun Yu
	Title:	Chief Executive Officer